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EXHIBIT 99.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Earl Scheib, Inc. (the "Company") on Form 10-K for the year ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles E. Barrantes, Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company as of, and for, the periods presented in such report.

/s/ CHARLES E. BARRANTES CHARLES E. BARRANTES Vice President and Chief Financial Officer
July 28, 2003

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  EXHIBIT 99.2
CERTIFICATION BY CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002